UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-3595

Name of Fund:  Merrill Lynch Healthcare Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Healthcare Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 05/01/02 - 04/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
April 30, 2003


Merrill Lynch
Healthcare
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH HEALTHCARE FUND, INC.


Portfolio
Information
As of 4/30/03
(unaudited)


                                        Percent of
Ten Largest Equity Holdings             Net Assets

WebMD Corporation                           6.1%
Amgen Inc.                                  5.8
Abbott Laboratories                         4.5
Pfizer Inc.                                 4.4
Neurocrine Biosciences, Inc.                3.5
Wyeth                                       3.4
Diagnostic Products Corporation             3.1
Medtronic, Inc.                             3.0
Zimmer Holdings, Inc.                       3.0
Teva Pharmaceutical Industries
   Ltd. (ADR)                               3.0


                                        Percent of
Five Largest Industries*                Net Assets

Biotechnology Products                     21.0%
Medical Devices                            18.3
Pharmaceutical--Prescription               11.1
Pharmaceutical--Generic                     8.8
Healthcare Information &
   Technology                               7.3


*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.


                                        Percent of
Geographic Allocation                   Net Assets

United States                              81.0%
Israel                                      4.8
Canada                                      2.9
United Kingdom                              1.0
Japan                                       0.6
India                                       0.6




Merrill Lynch Healthcare Fund, Inc., April 30, 2003


DEAR SHAREHOLDER


Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There were no changes to the Class B or Class C share class labels. Trading symbols have not been changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.


Investment Environment
As fiscal year 2003 closed on April 30, 2003, the stock market was in an ebullient state. The war with Iraq had successfully concluded. The Bush Administration was shifting its attention to legislation, including a tax cut, intended to stimulate the slowed economy. With a presidential election looming in 18 months, further actions were likely, if needed, to insure a resurgent economy.

After a 12-month period in which the health care sector suffered a decline and underperformed the unmanaged Standard & Poor's (S&P) 500 Index, the outlook over the next year, while favorable in an absolute sense, suggested continued relative underperformance. Health care companies are generally little affected by economic developments and therefore, do not become direct beneficiaries of any recovery. Moreover, the problems that confronted the health care sector last year are most likely to continue. These issues include the low research and development productivity in the worldwide pharmaceutical industry that has led to a paucity of new drugs; intense generic pressure against patent-expired drugs; and underperformance in the hospital management group because of Medicare and Medicaid reimbursement issues. On the other hand, in the past six months, biotechnology stocks strongly rallied after a desultory fiscal year start. A new, activist Food and Drug Administration Commissioner, committed to streamlining the drug approval process, offers hope that a large number of biotechnology-derived products will soon reach the approval stage. We continue to view the prospects of the biotechnology sub-sector as excellent.


Fiscal Year in Review
For the 12-month period ended April 30, 2003, Merrill Lynch Healthcare Fund, Inc.'s Class A, Class B, Class C, and Class I Shares had total returns of -16.37%, -16.90%, -17.11% and -16.07, respectively. The Fund underperformed its peer group, the Lipper Health/Biotechnology Fund average, which had a -12.34% return. For the same 12-month period, the Fund's unmanaged benchmark, the S&P 500 Index, provided a return of -13.31%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
4 - 6 of this report to shareholders.)

As the success and quick conclusion to the Iraq war became evident, the broad market, as reflected in the S&P 500 Index, rallied. Investors focused on the likely shift of interest to stimulation of economic activity. Investors' interest in health care was largely as a source of funds; hence the underperformance for the sector.

During the past 12 months, the Fund continued to underweight pharmaceutical holdings. While generic drug companies were added, there was an overall cutback of large pharmaceutical positions. We also made a sharp reduction of hospital management group holdings. At the same time, commitments in medical device companies were increased, especially those involved in cardiology and orthopedics. We also increased our biotechnology holdings, where we favor companies with late stage therapeutic compounds for treatment of life-threatening illness.

Looking forward, we are especially optimistic about the prospects for biotechnology. Our augmented investment position in this sub-sector underscores the more aggressive investment position of the Fund as we enter a new fiscal year.


In Conclusion
We thank you for your investment in Merrill Lynch Healthcare Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Jordan C. Schreiber)
Jordan C. Schreiber
Vice President and
Portfolio Manager



May 30, 2003



Merrill Lynch Healthcare Fund, Inc., April 30, 2003


PERFORMANCE DATA


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a
$10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML Healthcare Fund, Inc++ Class A and Class C Shares* compared to a similar investment in S&P 500 Index++++. Values illustrated are as follow:

ML Healthcare Fund, Inc++
Class A Shares*

Date                       Value

10/21/1994**             $ 9,475.00
April 1995               $ 9,764.00
April 1996               $14,034.00
April 1997               $15,173.00
April 1998               $21,841.00
April 1999               $24,393.00
April 2000               $31,158.00
April 2001               $35,585.00
April 2002               $36,573.00
April 2003               $30,585.00


ML Healthcare Fund, Inc++
Class C Shares*

Date                       Value

10/21/1994**             $10,000.00
April 1995               $10,489.00
April 1996               $14,975.00
April 1997               $16,065.00
April 1998               $22,918.00
April 1999               $25,398.00
April 2000               $32,180.00
April 2001               $36,485.00
April 2002               $37,158.00
April 2003               $30,801.00


S&P 500 Index++++

Date                       Value

April 1994               $10,000.00
April 1995               $11,231.00
April 1996               $14,624.00
April 1997               $18,299.00
April 1998               $25,814.00
April 1999               $31,447.00
April 2000               $34,632.00
April 2001               $30,140.00
April 2002               $26,334.00
April 2003               $22,830.00


A line graph illustrating the growth of a $10,000 investment in ML Healthcare Fund, Inc++ Class B and Class I Shares* compared to a similar investment in S&P 500 Index++++. Values illustrated are as follow:


ML Healthcare Fund, Inc++
Class B Shares*

Date                       Value

April 1993               $10,000.00
April 1994               $10,725.00
April 1995               $11,292.00
April 1996               $16,086.00
April 1997               $17,283.00
April 1998               $24,647.00
April 1999               $27,306.00
April 2000               $34,676.00
April 2001               $39,282.00
April 2002               $40,008.00
April 2003               $33,245.00


ML Healthcare Fund, Inc++
Class I Shares*

Date                       Value

April 1993               $ 9,475.00
April 1994               $10,251.00
April 1995               $10,914.00
April 1996               $15,718.00
April 1997               $17,061.00
April 1998               $24,579.00
April 1999               $27,530.00
April 2000               $35,254.00
April 2001               $40,392.00
April 2002               $41,566.00
April 2003               $34,888.00


S&P 500 Index++++

Date                       Value

April 1993               $10,000.00
April 1994               $10,532.00
April 1995               $12,371.00
April 1996               $16,109.00
April 1997               $20,158.00
April 1998               $28,436.00
April 1999               $34,642.00
April 2000               $38,150.00
April 2001               $33,201.00
April 2002               $29,009.00
April 2003               $25,149.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Healthcare Fund, Inc. invests worldwide primarily in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products or services in health care.
++++This unmanaged broad-based Index is comprised of common stocks.

Past performance is not indicative of future results.



Average Annual
Total Return



                                   % Return Without   % Return With
Class A Shares*                      Sales Charge     Sales Charge**

One Year Ended 4/30/03                    -16.37%        -20.76%
Five Years Ended 4/30/03                  + 6.97         + 5.82
Inception (10/21/94) through 4/30/03      +14.74         +14.02

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

One Year Ended 4/30/03                    -16.90%        -20.23%
Five Years Ended 4/30/03                  + 6.17         + 5.90
Ten Years Ended 4/30/03                   +12.76         +12.76

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return       % Return
Class C Shares*                        Without CDSC    With CDSC**

One Year Ended 4/30/03                    -17.11%        -17.94%
Five Years Ended 4/30/03                  + 6.09         + 6.09
Inception (10/21/94) through 4/30/03      +14.11         +14.11

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
Class I Shares*                      Sales Charge     Sales Charge**

One Year Ended 4/30/03                    -16.07%        -20.47%
Five Years Ended 4/30/03                  + 7.26         + 6.11
Ten Years Ended 4/30/03                   +13.92         +13.31

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class I Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.



Aggregate
Total Return


                                                     % Return Without
                                                       Sales Charge
Class R Shares

Inception (1/03/03)
through 4/30/03                                           +1.24%



Merrill Lynch Healthcare Fund, Inc., April 30, 2003


PERFORMANCE DATA (concluded)


Recent
Performance
Results

                                                                               Ten Years/
                                                6-Month        12-Month     Since Inception
As of April 30, 2003                          Total Return   Total Return     Total Return
ML Healthcare Fund, Inc.--Class A Shares*         +1.17%        -16.37%         +222.80%
ML Healthcare Fund, Inc.--Class B Shares*         +0.74         -16.90          +232.45
ML Healthcare Fund, Inc.--Class C Shares*         +0.74         -17.11          +208.01
ML Healthcare Fund, Inc.--Class I Shares*         +1.27         -16.07          +268.21
ML Healthcare Fund, Inc.--Class R Shares*          --             --            +  1.24
Standard & Poor's 500 Index**                     +4.48         -13.31     +151.49/+128.30/+1.50

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten year/since inception periods are for ten years for Class
B & Class I Shares, from 10/21/94 for Class A & Class C Shares and from 1/03/03 for Class R Shares.
**This unmanaged broad-based Index is comprised of Common Stocks.
Ten-year/since inception total returns are for ten years, from 10/21/94 and from 1/03/03, respectively.



SCHEDULE OF INVESTMENTS

MIDDLE                                   Shares                                                                  Percent of
EAST           Industry++++               Held                      Common Stocks                        Value   Net Assets
Israel         Pharmaceutical--Generic  254,200   ++Taro Pharmaceutical Industries, Ltd.              $  11,632,192    1.8%
                                        400,000   Teva Pharmaceutical Industries, Ltd. (ADR)*            18,680,000     3.0

                                                  Total Common Stocks in the Middle East                 30,312,192     4.8


NORTH
AMERICA

Canada         Pharmaceutical--Generic  500,000   ++Biovail Corporation                                  18,075,000     2.9

                                                  Total Common Stocks in Canada                          18,075,000     2.9


United States  Biotechnology          1,460,000   ++Emisphere Technologies, Inc. (a)                      4,423,800     0.7
               Discovery Tools &        780,000   ++Lexicon Genetics Incorporated                         3,900,000     0.6
               Platform Technologies    350,000   ++Medarex, Inc.                                         1,459,500     0.3
                                                                                                      -------------  ------
                                                                                                          9,783,300     1.6

               Biotechnology Products   600,000   ++Amgen Inc.                                           36,786,000     5.8
                                      1,007,500   ++AtheroGenics, Inc.                                    9,168,250     1.4
                                        420,000   ++BioMarin Pharmaceutical Inc.                          4,611,600     0.7
                                        200,000   ++CV Therapeutics, Inc.                                 3,996,000     0.6
                                        300,000   ++Celgene Corporation                                   7,983,000     1.3
                                         50,000   ++Cell Genesys, Inc.                                      446,000     0.1
                                        250,000   ++Cubist Pharmaceuticals, Inc.                          2,307,500     0.4
                                         40,000   ++Genentech, Inc.                                       1,519,600     0.2
                                        400,000   ++Genzyme Corporation                                  16,112,000     2.5
                                        200,000   ++Gilead Sciences, Inc.                                 9,228,000     1.5
                                        100,000   ++MedImmune, Inc.                                       3,527,000     0.6
                                        600,000   ++Millennium Pharmaceuticals, Inc.                      6,600,000     1.0
                                        489,400   ++Neurocrine Biosciences, Inc.                         22,145,350     3.5
                                        380,595   ++Repligen Corporation                                  2,378,719     0.4
                                        141,600   ++Trimeris, Inc.                                        6,285,624     1.0
                                                                                                      -------------  ------
                                                                                                        133,094,643    21.0

               Health Care Distributors 300,000   AmerisourceBergen Corporation                          17,355,000     2.7

               Health Care Facilities   200,000   HCA Inc.                                                6,420,000     1.0
                                        500,000   ++Manor Care, Inc.                                      9,725,000     1.5
                                        200,000   ++Triad Hospitals, Inc.                                 4,402,000     0.7
                                                                                                      -------------  ------
                                                                                                         20,547,000     3.2

               Health Care              400,000   ++Cerner Corporation                                    7,992,000     1.2
               Information &          4,000,000   ++WebMD Corporation                                    38,560,000     6.1
               Technology                                                                             -------------  ------
                                                                                                         46,552,000     7.3

               Managed Health Care       50,000   Aetna Inc. (New Shares)                                 2,490,000     0.4
                                        100,000   ++Anthem, Inc.                                          6,864,000     1.1
                                        200,000   ++Mid Atlantic Medical Services, Inc.                   8,710,000     1.4
                                        200,000   UnitedHealth Group Incorporated                        18,426,000     2.9
                                        100,000   ++WellPoint Health Networks, Inc.                       7,594,000     1.2
                                                                                                      -------------  ------
                                                                                                         44,084,000     7.0

               Medical Devices          100,000   Biomet, Inc.                                            3,046,000     0.5
                                        400,000   ++Boston Scientific Corporation                        17,220,000     2.7
                                        500,000   Diagnostic Products Corporation                        19,750,000     3.1
                                        400,000   Medtronic, Inc.                                        19,096,000     3.0
                                        300,000   ++St. Jude Medical, Inc.                               15,738,000     2.5
                                         89,400   Stryker Corporation                                     5,990,694     0.9
                                        840,000   ++Thoratec Laboratories Corporation                    11,550,000     1.8
                                        400,000   ++Zimmer Holdings, Inc.                                18,760,000     3.0
                                                                                                      -------------  ------
                                                                                                        111,150,694    17.5




Merrill Lynch Healthcare Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (concluded)

NORTH AMERICA                            Shares                                                                  Percent of
(concluded)    Industry++++               Held                      Common Stocks                        Value   Net Assets
United States  Medical Technology       103,200   ++CTI Molecular Imaging, Inc.                       $   1,894,752    0.3%
(concluded)
               Pharmaceutical--         700,000   Abbott Laboratories                                    28,441,000     4.5
               Diversified               40,000   Johnson & Johnson                                       2,254,400     0.3
                                                                                                      -------------  ------
                                                                                                         30,695,400     4.8

               Pharmaceutical--Generic  150,000   ++K-V Pharmaceutical Company (Class A)                  3,373,500     0.5

               Pharmaceutical--         542,100   ++The Medicines Company                                11,140,155     1.8
               Prescription             100,000   ++Medicis Pharmaceutical (Class A)                      5,764,000     0.9
                                        900,000   Pfizer, Inc.                                           27,675,000     4.4
                                        500,000   Wyeth                                                  21,765,000     3.4
                                                                                                      -------------  ------
                                                                                                         66,344,155    10.5

               Pharmaceutical--         100,000   Allergan, Inc.                                          7,025,000     1.1
               Specialty                160,000   ++Forest Laboratories, Inc.                             8,275,200     1.3
                                                                                                      -------------  ------
                                                                                                         15,300,200     2.4

               Pharmacy Benefit         700,000   ++Caremark Rx, Inc.                                    13,937,000     2.2
               Managers

                                                  Total Common Stocks in the United States              514,111,644    81.0


                                                  Total Common Stocks in North America                  532,186,644    83.9


PACIFIC BASIN/
ASIA

Japan          Pharmaceutical--         232,000   Fujisawa Pharmaceutical Co., Ltd.                       3,929,566     0.6
               Prescription

                                                  Total Common Stocks in Japan                            3,929,566     0.6


India          Pharmaceutical--Generic  250,000   ++Ranbaxy Laboratories (Sponsored GDR)**                3,875,000     0.6

                                                  Total Common Stocks in India                            3,875,000     0.6


                                                  Total Common Stocks in the Pacific Basin/Asia           7,804,566     1.2


WESTERN
EUROPE

United         Medical Devices          800,000   Smith & Nephew PLC                                      5,334,961     0.8
Kingdom
               Pharmaceutical--       1,500,000   ++SkyePharma PLC                                        1,186,701     0.2
               Specialty

                                                  Total Common Stocks in Western Europe                   6,521,662     1.0


                                                  Total Common Stocks (Cost--$526,227,813)              576,825,064    90.9




SHORT-TERM
SECURITIES                                                      Short-Term Securities
                                     70,024,119   Merrill Lynch Premier Institutional Fund (b)(c)        70,024,119    11.0



                                    Beneficial
                                     Interest
                                   $ 58,285,481   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                  Series I (b)                                           58,285,481     9.2
                                    105,036,181   Merrill Lynch Liquidity Series, LLC Money Market
                                                  Series (b)(c)                                         105,036,181    16.5
                                                                                                      -------------  ------
                                                                                                        163,321,662    25.7


                                                  Total Short-Term Securities
                                                  (Cost--$233,345,781)                                  233,345,781    36.7


               Total Investments (Cost--$759,573,594)                                                   810,170,845   127.6
               Liabilities in Excess of Other Assets                                                  (175,429,564)  (27.6)
                                                                                                      -------------  ------
               Net Assets                                                                             $ 634,741,281  100.0%
                                                                                                      =============  ======

*American Depositary Receipts (ADR).
**Global Depositary Receipts (GDR).
++Non-income producing security.
++++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
(a)Investment in companies 5% or more of whose outstanding securities are held by the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company
Act of 1940) are as follows:


             Net Share    Purchase      Sales       Realized   Dividend
Affiliate     Activity      Cost         Cost         Loss      Income

Emisphere     460,000   $(4,159,170)  $6,044,648  $(5,536,904)    ++
 Technologies,
 Inc.

++Non-income producing security.
(b)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                                              Dividend/
                                                  Net          Interest
Affiliate                                       Activity        Income

Merrill Lynch Liquidity Series,
  LLC Cash Sweep Series I                     $ 58,285,481     $222,396
Merrill Lynch Liquidity Series,
  LLC Money Market Series                     $105,036,181       75,642
Merrill Lynch Premier Institutional
  Fund                                          70,024,119      103,444
Merrill Lynch Institutional Fund                        --        8,417


(c)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.



Merrill Lynch Healthcare Fund, Inc., April 30, 2003


STATEMENT OF ASSETS AND LIABILITIES

                  As of April 30, 2003
Assets:           Investments, at value (including securities loaned of $170,486,112)
                  (identified cost--$759,573,594)                                                            $  810,170,845
                  Receivables:
                     Securities sold                                                       $    4,649,714
                     Capital shares sold                                                          824,125
                     Dividends                                                                    234,442
                     Interest                                                                      49,305
                     Securities lending--net                                                        3,740         5,761,326
                                                                                           --------------
                  Prepaid registration fees                                                                          34,549
                                                                                                             --------------
                  Total assets                                                                                  815,966,720
                                                                                                             --------------

Liabilities:      Collateral on securities loaned, at value                                                     175,060,300
                  Payables:
                     Securities purchased                                                       3,563,035
                     Capital shares redeemed                                                    1,468,918
                     Investment adviser                                                           562,164
                     Other affiliates                                                             261,411
                     Distributor                                                                  242,750         6,098,278
                                                                                           --------------
                  Accrued expenses and other liabilities                                                             66,861
                                                                                                             --------------
                  Total liabilities                                                                             181,225,439
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $  634,741,281
                                                                                                             ==============

Net Assets        Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:       shares authorized                                                                          $    2,292,182
                  Class B Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                               4,772,662
                  Class C Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                               1,879,901
                  Class I Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                               4,371,313
                  Class R Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                                       2
                  Paid-in capital in excess of par                                                              617,271,558
                  Undistributed investment income--net                                     $        8,555
                  Accumulated realized capital losses on investments and foreign
                  currency transactions--net                                                 (46,453,866)
                  Unrealized appreciation on investments and foreign currency
                  transactions--net                                                            50,598,974
                                                                                           --------------
                  Total accumulated earnings--net                                                                 4,153,663
                                                                                                             --------------
                  Net assets                                                                                 $  634,741,281
                                                                                                             ==============

Net Asset         Class A--Based on net assets of $119,374,670 and 22,921,816
Value:                     shares outstanding                                                                $         5.21
                                                                                                             ==============
                  Class B--Based on net assets of $194,543,346 and 47,726,621
                           shares outstanding                                                                $         4.08
                                                                                                             ==============
                  Class C--Based on net assets of $76,605,911 and 18,799,011
                           shares outstanding                                                                $         4.07
                                                                                                             ==============
                  Class I--Based on net assets of $244,217,253 and 43,713,128
                           shares outstanding                                                                $         5.59
                                                                                                             ==============
                  Class R--Based on net assets of $101.31 and 24.752 shares outstanding                      $         4.09
                                                                                                             ==============

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                  For the Year Ended April 30, 2003
Investment        Dividends (net of $48,762 foreign withholding tax)                                         $    2,820,430
Income:           Interest                                                                                          619,726
                  Securities lending--net                                                                           187,503
                                                                                                             --------------
                  Total income                                                                                    3,627,659
                                                                                                             --------------

Expenses:         Investment advisory fees                                                 $    6,826,433
                  Account maintenance and distribution fees--Class B                            2,256,392
                  Account maintenance and distribution fees--Class C                              805,026
                  Transfer agent fees--Class B                                                    580,124
                  Transfer agent fees--Class I                                                    572,936
                  Account maintenance fees--Class A                                               306,868
                  Transfer agent fees--Class A                                                    277,313
                  Accounting services                                                             241,770
                  Transfer agent fees--Class C                                                    219,575
                  Professional fees                                                               120,802
                  Registration fees                                                                84,250
                  Printing and shareholder reports                                                 65,518
                  Custodian fees                                                                   63,746
                  Directors' fees and expenses                                                     51,454
                  Pricing fees                                                                     10,462
                  Other                                                                            54,593
                                                                                           --------------
                  Total expenses                                                                                 12,537,262
                                                                                                             --------------
                  Investment loss--net                                                                          (8,909,603)
                                                                                                             --------------

Realized &        Realized loss on:
Unrealized           Investments--net                                                        (30,305,228)
Gain (Loss)          Foreign currency transactions--net                                          (99,740)      (30,404,968)
On Investments &                                                                           --------------
Foreign Currency  Change in unrealized appreciation on:
Transactions--Net:   Investments--net                                                       (107,307,242)
                     Foreign currency transactions--net                                             4,972     (107,302,270)
                                                                                           --------------    --------------
                  Total realized and unrealized loss on investments and foreign
                  currency transactions--net                                                                  (137,707,238)
                                                                                                             --------------
                  Net Decrease in Net Assets Resulting from Operations                                       $(146,616,841)
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch Healthcare Fund, Inc., April 30, 2003


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            For the Year Ended April 30,
                  Increase (Decrease) in Net Assets:                                           2003                2002
Operations:       Investment loss--net                                                     $  (8,909,603)    $ (12,316,875)
                  Realized loss on investments and foreign currency transactions--net        (30,404,968)       (1,488,251)
                  Change in unrealized appreciation on investments and foreign
                  currency transactions--net                                                (107,302,270)        33,193,706
                                                                                           --------------    --------------
                  Net increase (decrease) in net assets resulting from operations           (146,616,841)        19,388,580
                                                                                           --------------    --------------

Distributions to  Realized gain on investments--net:
Shareholders:        Class A                                                                           --       (4,492,685)
                     Class B                                                                           --      (14,949,634)
                     Class C                                                                           --       (3,438,059)
                     Class I                                                                           --      (10,090,226)
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from distributions to
                  shareholders                                                                         --      (32,970,604)
                                                                                           --------------    --------------

Capital Share     Net increase (decrease) in net assets derived from capital share
Transactions:     transactions                                                               (86,554,209)        88,049,914
                                                                                           --------------    --------------

Net Assets:       Total increase (decrease) in net assets                                   (233,171,050)        74,467,890
                  Beginning of year                                                           867,912,331       793,444,441
                                                                                           --------------    --------------
                  End of year*                                                             $  634,741,281    $  867,912,331
                                                                                           ==============    ==============

                  *Undistributed (accumulated) investment income (loss)--net               $        8,555    $     (14,379)
                                                                                           ==============    ==============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                        Class A**
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of year          $    6.23    $    6.29    $    6.63    $    5.36    $    5.62
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment loss--net++                          (.05)        (.07)        (.05)        (.04)        (.04)
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                               (.97)          .24         1.05         1.49          .64
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations               (1.02)          .17         1.00         1.45          .60
                                                              ---------    ---------    ---------    ---------    ---------
                  Less distributions from realized gain
                  on investments--net                                --        (.23)       (1.34)        (.18)        (.86)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $    5.21    $    6.23    $    6.29    $    6.63    $    5.36
                                                              =========    =========    =========    =========    =========

Total Investment  Based on net asset value per share           (16.37%)        2.78%       14.21%       27.73%       11.69%
Return:*                                                      =========    =========    =========    =========    =========

Ratios to         Expenses                                        1.58%        1.52%        1.50%        1.51%        1.52%
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Investment loss--net                          (1.04%)      (1.20%)       (.80%)       (.71%)       (.72%)
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of year (in thousands)      $ 119,375    $ 146,714    $ 107,642    $  59,029    $  43,700
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                            128.24%       81.36%       65.42%      109.88%       91.26%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the effects of sales charges.
**Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.
++Based on average shares outstanding.

See Notes to Financial Statements.



Merrill Lynch Healthcare Fund, Inc., April 30, 2003


FINANCIAL HIGHLIGHTS (continued)
                                                                                         Class B
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of year          $    4.91    $    5.05    $    5.55    $    4.54    $    4.91
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment loss--net++                          (.08)        (.10)        (.09)        (.07)        (.07)
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                               (.75)          .19          .89         1.26          .55
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                (.83)          .09          .80         1.19          .48
                                                              ---------    ---------    ---------    ---------    ---------
                  Less distributions from realized
                  gain on investments--net                           --        (.23)       (1.30)        (.18)        (.85)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $    4.08    $    4.91    $    5.05    $    5.55    $    4.54
                                                              =========    =========    =========    =========    =========

Total Investment  Based on net asset value per share           (16.90%)        1.85%       13.28%       26.99%       10.79%
Return:*                                                      =========    =========    =========    =========    =========

Ratios to         Expenses                                        2.36%        2.29%        2.26%        2.28%        2.29%
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Investment loss--net                          (1.83%)      (1.97%)      (1.57%)      (1.49%)      (1.49%)
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of year (in thousands)      $ 194,543    $ 310,916    $ 331,683    $ 273,530    $ 256,000
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                            128.24%       81.36%       65.42%      109.88%       91.26%
                                                              =========    =========    =========    =========    =========


                                                                                         Class C
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of year          $    4.91    $    5.05    $    5.55    $    4.55    $    4.92
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment loss--net++                          (.08)        (.10)        (.09)        (.07)        (.07)
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                               (.76)          .19          .90         1.25          .55
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                (.84)          .09          .81         1.18          .48
                                                              ---------    ---------    ---------    ---------    ---------
                  Less distributions from realized gain
                  on investments--net                                --        (.23)       (1.31)        (.18)        (.85)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $    4.07    $    4.91    $    5.05    $    5.55    $    4.55
                                                              =========    =========    =========    =========    =========

Total Investment  Based on net asset value per share           (17.11%)        1.85%       13.38%       26.70%       10.82%
Return:*                                                      =========    =========    =========    =========    =========

Ratios to         Expenses                                        2.37%        2.30%        2.28%        2.30%        2.30%
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Investment loss--net                          (1.84%)      (1.99%)      (1.58%)      (1.50%)      (1.50%)
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of year (in thousands)      $  76,606    $  98,994    $  66,028    $  38,622    $  31,295
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                            128.24%       81.36%       65.42%      109.88%       91.26%
                                                              =========    =========    =========    =========    =========


                                                                                        Class I**
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999

Per Share         Net asset value, beginning of year          $    6.66    $    6.70    $    6.98    $    5.62    $    5.84
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment loss--net++                          (.04)        (.06)        (.04)        (.03)        (.03)
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.03)          .25         1.12         1.57          .67
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations               (1.07)          .19         1.08         1.54          .64
                                                              ---------    ---------    ---------    ---------    ---------
                  Less distributions from realized gain
                  on investments--net                                --        (.23)       (1.36)        (.18)        (.86)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $    5.59    $    6.66    $    6.70    $    6.98    $    5.62
                                                              =========    =========    =========    =========    =========

Total Investment  Based on net asset value per share           (16.07%)        2.91%       14.57%       28.06%       12.01%
Return:*                                                      =========    =========    =========    =========    =========

Ratios to         Expenses                                        1.33%        1.27%        1.24%        1.26%        1.27%
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Investment loss--net                           (.79%)       (.95%)       (.55%)       (.47%)       (.46%)
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of year (in thousands)      $ 244,217    $ 311,288    $ 288,091    $ 219,499    $ 176,491
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                            128.24%       81.36%       65.42%      109.88%       91.26%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the effects of sales charges.
**Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.
++Based on average shares outstanding.

See Notes to Financial Statements.



Merrill Lynch Healthcare Fund, Inc., April 30, 2003


FINANCIAL HIGHLIGHTS (concluded)

                                                                                                                  Class R

                                                                                                                  For the
                                                                                                                   Period
The following per share data and ratios have been derived                                                        January 3,
from information provided in the financial statements.                                                           2003++ to
                                                                                                                 April 30,
Increase (Decrease) in Net Asset Value:                                                                             2003
Per Share         Net asset value, beginning of period                                                            $    4.04
Operating                                                                                                         ---------
Performance:      Investment loss--net++++                                                                            (.01)
                  Realized and unrealized gain on investments and foreign currency transactions--net                    .06
                                                                                                                  ---------
                  Total from investment operations                                                                      .05
                                                                                                                  ---------
                  Net asset value, end of period                                                                  $    4.09
                                                                                                                  =========

Total Investment  Based on net asset value per share                                                               1.24%+++
Return:**                                                                                                         =========

Ratios to         Expenses                                                                                           1.84%*
Average                                                                                                           =========
Net Assets:       Investment loss--net                                                                              (.36%)*
                                                                                                                  =========

Supplemental      Net assets, end of period (in thousands)                                                        $   --***
Data:                                                                                                             =========
                  Portfolio turnover                                                                                128.24%
                                                                                                                  =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
***Amount is less than $1,000.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges or NASDAQ National are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may also purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.



Merrill Lynch Healthcare Fund, Inc., April 30, 2003


NOTES TO FINANCIAL STATEMENTS (continued)


* Options--The Fund is authorized to write covered put and call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $9,032,277 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $99,740 has been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM, with respect to the Fund. There is no increase to the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account          Distribution
                         Maintenance Fee          Fee

Class A                       .25%               --
Class B                       .25%              .75%
Class C                       .25%              .75%
Class R                       .25%              .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended April 30, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                              FAMD           MLPF&S

Class A                      $6,036          $86,040
Class I                      $  436          $ 3,026


For the year ended April 30, 2003, MLPF&S received contingent deferred sales charges of $492,160 and $38,933 relating to transactions in Class B and Class C Shares, respectively.
The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of April 30, 2003, the Fund lent securities with a value of $54,274,196 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended April 30, 2003, MLIM, LLC received $79,890 in securities lending agent fees.

In addition, MLPF&S received $854,400 in commissions on the execution of portfolio security transactions for the Fund for the year ended April 30, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended April 30, 2003, the Fund reimbursed MLIM $16,782 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, MLAM U.K., and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2003 were $838,650,636 and $883,544,694, respectively.

Net realized losses for the year ended April 30, 2003 and net unrealized gains as of April 30, 2003 were as follows:


                                      Realized         Unrealized
                                       Losses            Gains

Long-term investments             $ (30,305,125)     $   50,597,251
Short-term investments                     (103)                 --
Foreign currency transactions           (99,740)              1,723
                                  --------------     --------------
Total                             $ (30,404,968)     $   50,598,974
                                  ==============     ==============


As of April 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $47,698,749, of which $110,136,373 related to appreciated securities and $62,437,624 related to depreciated securities. The aggregate cost of investments at April 30, 2003 for Federal income tax purposes was $762,472,096.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(86,554,209) and $88,049,914 for the years ended April 30, 2003 and April 30, 2002, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Year                               Dollar
Ended April 30, 2003++                   Shares           Amount

Shares sold                            3,548,341     $   19,069,461
Automatic conversion of shares         3,785,084         20,127,478
                                  --------------     --------------
Total issued                           7,333,425         39,196,939
Shares redeemed                      (7,967,938)       (41,518,050)
                                  --------------     --------------
Net decrease                           (634,513)     $  (2,321,111)
                                  ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.



Merrill Lynch Healthcare Fund, Inc., April 30, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)



Class A Shares for the Year                               Dollar
Ended April 30, 2002++                   Shares           Amount

Shares sold                            5,140,152     $   31,977,791
Automatic conversion of shares         5,981,195         36,910,326
Shares issued to shareholders in
reinvestment of distributions            647,283          3,996,660
                                  --------------     --------------
Total issued                          11,768,630         72,884,777
Shares redeemed                      (5,319,896)       (32,980,990)
                                  --------------     --------------
Net increase                           6,448,734     $   39,903,787
                                  ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.



Class B Shares for the Year                               Dollar
Ended April 30, 2003                     Shares           Amount

Shares sold                            6,795,271     $   28,741,477
Automatic conversion of shares       (4,814,702)       (20,127,478)
Shares redeemed                     (17,534,030)       (72,112,842)
                                  --------------     --------------
Net decrease                        (15,553,461)     $ (63,498,843)
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended April 30, 2002                     Shares           Amount

Shares sold                           16,600,213     $   82,131,524
Shares issued to shareholders in
reinvestment of distributions          2,678,221         13,133,300
                                  --------------     --------------
Total issued                          19,278,434         95,264,824
Automatic conversion of shares       (7,524,902)       (36,910,326)
Shares redeemed                     (14,151,003)       (69,705,874)
                                  --------------     --------------
Net decrease                         (2,397,471)     $ (11,351,376)
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended April 30, 2003                     Shares           Amount

Shares sold                            3,864,785     $   16,346,399
Shares redeemed                      (5,217,038)       (21,381,414)
                                  --------------     --------------
Net decrease                         (1,352,253)     $  (5,035,015)
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended April 30, 2002                     Shares           Amount

Shares sold                            9,996,865     $   49,209,812
Shares issued to shareholders in
reinvestment of distributions            624,631          3,063,315
                                  --------------     --------------
Total issued                          10,621,496         52,273,127
Shares redeemed                      (3,545,417)       (17,448,885)
                                  --------------     --------------
Net increase                           7,076,079     $   34,824,242
                                  ==============     ==============



Class I Shares for the Year                               Dollar
Ended April 30, 2003++                   Shares           Amount

Shares sold                            7,899,517     $   45,265,112
Shares redeemed                     (10,891,825)       (60,964,452)
                                  --------------     --------------
Net decrease                         (2,992,308)     $ (15,699,340)
                                  ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.



Class I Shares for the Year                               Dollar
Ended April 30, 2002++                   Shares           Amount

Shares sold                           11,239,078     $   74,475,884
Shares issued to shareholders in
reinvestment of distributions          1,415,947          9,332,034
                                  --------------     --------------
Total issued                          12,655,025         83,807,918
Shares redeemed                      (8,939,874)       (59,134,657)
                                  --------------     --------------
Net increase                           3,715,151     $   24,673,261
                                  ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.



Class R Shares for the Period                             Dollar
Jan. 3, 2003++ to April 30, 2003         Shares           Amount

Shares sold                                   25     $          100
                                  --------------     --------------
Net increase                                  25     $          100
                                  ==============     ==============

++Commencement of operations.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended April 30, 2003.


6. Commitments:
At April 30, 2003, the Fund had entered into foreign exchange contracts under which it had agreed to sell foreign currency with an approximate value of $700,000.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended April 30, 2003 and April 30, 2002 was as follows:



                                      4/30/2003         4/30/2002
Distributions paid from:
   Net long-term capital gains    $           --     $   32,970,064
                                  --------------     --------------
Total taxable distributions       $           --     $   32,970,604
                                  ==============     ==============



As of April 30, 2003, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                   $           --
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                                --
Capital loss carryforward                              (6,034,534)*
Unrealized gains--net                                  10,188,197**
                                                     --------------
Total accumulated earnings--net                      $    4,153,663
                                                     ==============

*On April 30, 2003, the Fund had a net capital loss carryforward of $6,034,534, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the deferral of post-October capital losses for tax purposes.




INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Merrill Lynch Healthcare Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Healthcare Fund, Inc. as of April 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Healthcare Fund, Inc. as of April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
June 6, 2003




Merrill Lynch Healthcare Fund, Inc., April 30, 2003


OFFICERS AND DIRECTORS


                                                                                            Number of        Other
                                                                                          Portfolios in    Director-
                      Position(s)    Length                                                Fund Complex      ships
                          Held      of Time                                                Overseen by      Held by
Name, Address & Age    with Fund     Served   Principal Occupation(s) During Past 5 Years    Director       Director
Interested Director

Terry K. Glenn*        President    1999 to   President and Chairman of Merrill Lynch         116 Funds    None
P.O.Box 9011           and          present   Investment Managers, L.P. ("MLIM")/Fund      161 Portfolios
Princeton,             Director     and       Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                       1983 to   Funds since 1999; Chairman (Americas
Age: 62                             present   Region) of MLIM from 2000 to 2002;
                                              Executive Vice President of MLIM and
                                              FAM (which terms as used herein include
                                              their corporate predecessors) from 1983
                                              to 2002; President of FAM Distributors.
                                              Inc. ("FAMD") from 1986 to 2002 and
                                              Director thereof from 1991 to 2002;
                                              Executive Vice President and Director
                                              of Princeton Services, Inc. ("Princeton
                                              Services") from 1993 to 2002; President
                                              of Princeton Administrators, L.P. from
                                              1989 to 2002; Director of Financial Data
                                              Services, Inc. from 1985 to 2002.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton
Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December
31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*

Ronald W. Forbes       Director     2000 to   Professor Emeritus of Finance,                   44 Funds    None
P.O. Box 9095                       present   School of Business, State University         50 Portfolios
Princeton,                                    of New York at Albany since 2000 and
NJ 08543-9095                                 Professor thereof from 1989 to 2000;
Age: 62                                       International Consultant, Urban Institute
                                              from 1995 to 1999.


Cynthia A. Montgomery  Director     2000 to   Professor, Harvard Business School since         44 Funds    Unum
P.O. Box 9095                       present   1989; Director, Unum Provident Corporation   50 Portfolios   Provident
Princeton,                                    since 1990; Director, Newell Rubbermaid,                     Corpora-
NJ 08543-9095                                 Inc. since 1995.                                             tion;
Age: 50                                                                                                    Newell
                                                                                                           Rubber-
                                                                                                           maid, Inc.


Charles C. Reilly      Director     1990 to   Self-employed financial consultant since         44 Funds    None
P.O. Box 9095                       present   1990; Partner of Small Cities Cable          50 Portfolios
Princeton,                                    Television from 1986 to 1997.
NJ 08543-9095
Age: 71


Kevin A. Ryan          Director     2000 to   Founder and Director Emeritus of The Boston      44 Funds    None
P.O. Box 9095                       present   University Center for the Advancement of     50 Portfolios
Princeton,                                    Ethics and Character; Professor of Education
NJ 08543-9095                                 at Boston University from 1982 to 1999 and
Age: 70                                       Professor Emeritus since 1999.


Roscoe S. Suddarth     Director     2000 to   President, Middle East Institute from 1995       44 Funds    None
P.O. Box 9095                       present   to 2001; Foreign Service Officer, United     50 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister from 1989 to 1995; Deputy
Age: 67                                       Inspector General, U.S. Department of State
                                              from 1991 to 1994; U.S. Ambassador to the
                                              Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West        Director     1983 to   Dean Emeritus of New York University,            44 Funds    Bowne &
P.O. Box 9095                       present   Leonard N. Stern School of Business          50 Portfolios   Co., Inc.;
Princeton,                                    Administration since 1994.                                   Vornado
NJ 08543-9095                                                                                              Operating
Age: 65                                                                                                    Company;
                                                                                                           Vornado
                                                                                                           Realty Trust;
                                                                                                           Alexander's,
                                                                                                           Inc.


Edward D. Zinbarg      Director     1994 to   Self-employed financial consultant since         44 Funds    None
P.O. Box 9095                       present   1994.                                        50 Portfolios
Princeton,
NJ 08543-9095
Age: 68


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                      Position(s)    Length
                          Held      of Time
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011          President    present   since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,             and          and       since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011          Treasurer    1999 to   since 1990.
Age: 42                             present


Robert C. Doll, Jr.    Senior       1999 to   President and Global Chief Investment Officer of MLIM and member of the
P.O. Box 9011          Vice         present   Executive Management Committee of ML & Co., Inc. since 2001; Chief
Princeton,             President              Investment Officer, Senior Vice President and Co-Head of MLIM Americas
NJ 08543-9011                                 from 1999 to 2001; Chief Investment Officer of Oppenheimer Funds, Inc.
Age: 48                                       from 1987 to 1999 and Executive Vice President from 1991 to 1999.


Jordan C. Schreiber    Vice         1983 to   Managing Director of MLIM since 2000 and Director (Equities) of MLIM
P.O. Box 9011          President    present   from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 73


Phillip S. Gillespie   Acting       2003 to   First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
P.O. Box 9011          Secretary    present   from 2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney
Princeton,                                    associated with MLIM since 1998; Assistant General Counsel of Chancellor
NJ 08543-9011                                 LGT Asset Management, Inc. from 1997 to 1998.
Age: 39


*Officers of the Fund serve at the pleasure of the Board of Directors.



Custodian
J.P. Morgan Chase Bank
Global Securities Services
4 Chase Metrotech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Healthcare Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Healthcare Fund, Inc.


Date: June 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Healthcare Fund, Inc.


Date: June 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Healthcare Fund, Inc.


Date: June 23, 2003



Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.